Exhibit 99.1

Horizon Aircraft Achieves Historic Transition to Forward Flight

~ Horizon Aircraft’s unique Cavorite X7 eVTOL becomes the first aircraft in the world to achieve a stable transition using a novel fan-in-wing design ~

TORONTO, May 15, 2025 – New Horizon Aircraft (NASDAQ: HOVR), doing business as Horizon Aircraft, an advanced aerospace engineering company and developer of one of the world’s first hybrid eVTOL aircraft, announces that it has achieved full wing transition of its large-scale prototype aircraft.

“Today we join a very small group of companies worldwide that have achieved this critical technical milestone,” said Brandon Robinson, CEO and co-founder of Horizon Aircraft. “From the beginning, we have focused on innovations that make the most operational sense with the best available technology. We are looking forward to proving this next on our full-scale, piloted technical demonstrator that is currently under construction.”

“This incredible achievement validates our unique and robust approach to the transition phase of flight,” said Brian Robinson, Chief Engineer and co-founder. “In our aircraft, the transition phase was designed from the beginning to be a non-event, as there are no complicated multi-copter rotating nacelles or heavy tilt-wing mechanisms, and we have multiple layers of redundancy. The result is an extremely safe and stable transition, a vital part of eVTOL operations, and an area in which many of our competitors have faced serious challenges.”

Horizon Aircraft’s patented fan-in-wing technology is based on proven technology that leverages the advantages of modern electric motors and batteries to create a next-generation eVTOL system that enables a simpler, safer, and more efficient way to fly. With projected enroute speeds up to 250 mph and operational ranges over 500 miles with fuel reserves, the hybrid electric Cavorite X7 aims to be a disruptive force in the emerging Regional Air Mobility (RAM) market.

For more information about Horizon Aircraft, please see the Company’s website or watch its innovative technology in action on the Company’s YouTube channel.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL that is to be able to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon intends to successfully complete testing and certification of its Cavorite X7 eVTOL and then scale unit production to meet expected demand from regional operators, emergency service providers, and military customers.

Visit www.horizonaircraft.com for more information.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding Horizon’s industry and market size; (vi) financial condition and performance of Horizon, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; (vii) Horizon’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (viii) successful completion of testing and certification of Horizon’s Cavorite X7 eVTOL; (ix) the targeted future production of Horizon’s Cavorite X7 aircraft; and (x) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement and other documents to be filed by New Horizon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Horizon may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Horizon does not give any assurance that Horizon will achieve its expectations.

Contacts

Investors:

Matt Chesler, CFA

FNK IR

(646) 809-2183

HOVR@fnkir.com

Media:

Edwina Frawley-Gangahar

EFG Media Relations

+44 7580 174672
edwina@efgmediarelations.com